UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 28, 2014
(Date of earliest event reported)

HotApp International, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	333-192647	47-4742558
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer I.D. No.)

80 Mountain Laurel Rd
Fairfield CT 06824
 (Address of Principal Executive Offices)

(203) 489-2704
 (Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.  These statements relate to anticipated future events, future results of operations or future financial performance.  These forward-looking statements include, but are not limited to, statements related to our ability to raise sufficient capital to finance our planned operations. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other comparable terminology.

These forward-looking statements are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. The “Risk Factors” section of this Current Report on Form 8-K sets forth detailed risks, uncertainties and cautionary statements regarding our business and these forward-looking statements.

We cannot guarantee future results, levels of activity or performance.  You should not place undue reliance on these forward-looking statements, which speak only as of the date that they were made.  These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Preliminary Statements:

Unless the context requires otherwise, all references to “us,” “we,” “our,” or “Company” means HotApps International, Inc. We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act (“JOBS Act”). This Current Report on Form 8-K responds to the following items of Form 8-K:

Item 1.01	Entry into a Material Definitive Agreement.
Item 9.01	Financial Statements and Exhibits.

Item 1.01. Entry of a Material Definitive Agreement.

Promissory Note

Effective December 28, 2014 (“Effective Date”), the Company completed a Promissory Note with Singapore eDevelopment Limited, a Singapore company (“SED”), pursuant to which the Company’s subsidiary, Hotapps International Pte. Ltd., a Singapore company (“Subsidiary”) received $5,250,533.93 in Singapore Dollars (or approximately $4,200,000USD). The Promissory Note is unsecured, bears no interest and is due and payable on or before June 25, 2014.

Mr. Chan Heng Fai, our Director, is the Chief Executive Officer and Executive Director of SED.

The Promissory Note is  attached as an exhibit to this Form 8-K. The description herein of the Promissory Note is qualified in its entirety by reference to the attached exhibit.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Incorporation by Reference
Exhibit Number	Exhibit Description	Form	File Number	Exhibit	File Date	Filed herewith

10.5	Promissory Note dated December 28, 2014 in the amount of SGD$5,250,533.93 in favor of and Singapore eDevelopment Limited.					✓

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRAGMENT INDUSTRY EXCHANGE, INC.

Date: January 2, 2015	By:	/s/ Mary Ellen Schloth
Name: Mary Ellen Schloth
Title: President